CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Henry G. Van der Eb, Chief Executive Officer of The GAMCO Mathers Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/05/08               /s/ Henry G. Van der Eb
     -------------------        --------------------------------------------
                                Henry G. Van der Eb, Chief Executive Officer



I, Agnes Mullady, Principal Financial Officer and Treasurer of The GAMCO Mathers Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/05/08              /s/ Agnes Mullady
     -----------------         --------------------------------------------
                               Agnes Mullady,
                               Principal Financial Officer and Treasurer